UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 2016

TOMI Environmental Solutions, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-09908

Florida	59-1947988
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

9454 Wilshire Boulevard, Penthouse
Beverly Hills, CA 90212
(Address of principal executive offices, including zip code)

(800) 525-1698
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

(1) Walter C. Johnsen, Kelly Anderson and Edward J. Fred (collectively the "New Directors") were elected to the Issuer's Board of Directors on January 29, 2016. The term of each New Director commences on February 1, 2016 for 1 year and until their respective successor is elected, or they resign or are removed.

(2) There are no arrangements or understandings between any of the New Directors and any other persons pursuant to which any of them was selected as a director.

(3) Each of the New Directors is expected to serve on the following committees of the Board of Directors: Audit Committee, Compensation Committee and Nominating and Governance Committee.

(4) There are no reportable related party transactions with any of the New Directors.

(5) Each of the New Directors will be eligible to participate in the Company's 2016 Equity Incentive Plan and may be granted awards therefrom in connection with his or her service as a director.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Bylaws

The Board of Directors has amended Article II, Section 2 of the Company's Bylaws.

(1) The effective date of the amendment is January 29, 2016.

(2) The Bylaws provided that the number of directors may be fixed or changed only by the shareholders. The Amendment provides, pursuant to the Florida Business Corporation Act, that the number of directors may be fixed or changed by the shareholders or Board of Directors and states as follows:

2. QUALIFICATIONS AND NUMBER. A director must be a natural person who is at least eighteen years of age, but need not be a shareholder, a citizen of the United States, or a resident of the State of Florida. The initial Board of Directors shall consist of 3 persons, which shall be the number of directors until changed. Thereafter, the number of directors shall not be less than 3 nor more than 7. The number of directors may be fixed or changed from time to time by the shareholders or the Board of Directors. If not so fixed, the number shall be 3. The number of directors shall never be less than one.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.2	Amendment to Bylaws

99.1	Press Release dated February 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI Environmental Solutions, Inc.

Date: February 1, 2016	By:	/s/ Halden Shane
Halden Shane
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

3.2	Amendment to Bylaws

99.1	Press Release dated February 1, 2016

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